UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 27, 2016

United Community Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East

Blairsville, Georgia 30512

(Address of principal executive offices)

Registrant's telephone number, including area code:

(706) 781-2265

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2016, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended June 30, 2016 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with issuing the News Release, on July 27, 2016 at 11:00 a.m. ET, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the Second Quarter 2016 Investor Presentation (the “Investor Presentation”), which will be posted to the Registrant’s website at www.ucbi.com. The Investor Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The presentation of the Registrant’s financial results includes financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted share,” “tangible book value,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating dividend payout ratio,” “operating efficiency ratio,” “average tangible equity to average assets,” “average tangible common equity to average assets” and “tangible common equity to risk-weighted assets.” Management has included these non-GAAP measures because it believes they may provide useful supplemental information for evaluating the Registrant’s underlying performance trends. Further, management uses these measures in managing and evaluating the Registrant’s business and intends to refer to them in discussions about the Registrant’s operations and performance.

Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included in the News Release and the Investor Presentation attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News Release, dated July 27, 2016

99.2	Investor Presentation, Second Quarter 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: July 27, 2016